EXHIBIT 10.3
SM&A
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
OF
PETER PACE
     This Amendment No. 1 to Employment Agreement (this “Amendment”) is entered into as of August 28, 2008 by and between SM&A, a Delaware corporation (“SM&A”), and Peter Pace (“Employee”), with reference to the following:
Employee and SM&A desire to amend the Employment Agreement to reflect certain agreed upon changes in the compensation and benefits.
     NOW, THEREFORE, in consideration of the promises and obligations contained herein and in the Employment Agreement, SM&A and Employee agree to amend the Employment Agreement as follows, with each such amendment to become effective as of August 28, 2008:
     Provisions of the Employment Agreement, to the extent superseded by the attached “Executive Severance and Retention Agreement” are deemed stricken from the Employment Agreement for such superseded purposes and will have no force or effect.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of August 28, 2008.

SM&A

By:	/s/ Joseph B. Reagan

Joseph B. Reagan
Chairman Compensation Committee
Board of Directors

/s/ Anna Aguirre

Anna Aguirre
SVP Human Resources

/s/ Peter Pace

Peter Pace
Exh 10.3_Pace Amendment 1-2008